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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements of Summit Properties Inc. on Form S-3 (File Nos. 33-90704, 33-90706, 33-93540, 333-24669 and 333-25575) and Form S-8 (File Nos. 33-88202 and 333-78) of our
report dated March 3, 1997, on our audit of the financial statements of Portofino Place, Ltd. for the years ended December 31, 1996 and 1995, which reports are included in this Form 8-K/A-1.





REZNICK FEDDER & SILVERMAN
Bethesda, Maryland



June 5, 1997